FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this “Amendment”) is made as of the 24th day of March 2022 (the “Amendment Date”) by and among Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”), and RLC-IV CYFC, LLC, a Colorado limited liability company (the “Contributor”).

WHEREAS, Contributor and Operating Partnership entered into that certain Contribution Agreement dated February 1, 2022 (the “Agreement”) for the contribution of a 112-room hotel business known as the Courtyard by Marriott Fort Collins located at 1200 Oakridge Drive, Fort Collins, Colorado 80525-5556 (the “Property”);

WHEREAS, during the course of Operating Partnership’s due diligence studies, the Operating Partnership has realized that it will need an extension to the Due Diligence Period (as defined in the Agreement);

NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.Reinstatement. The Agreement is hereby reinstated and remains in full force and effect.

2.Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

3.Due Diligence Period. Section 2.17.1 shall remain in full force and effect except that the Due Diligence Period shall now extend until the thirtieth (30th) after the Operating Partnerships receipt of the change of ownership PIP.

4.Conflict; Counterparts.  In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

5.Successors and Assigns.  This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators, and assigns.

6.Ratification.  Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

[Signature Page to Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLER:

RLC-IV CYFC, LLC

a Colorado limited liability company

By: _/s/ Stephen Mills______

Stephen Mills, Manager

[OPERATING PARTNERSHIP’S SIGNATURE PAGE TO FOLLOW]

OPERATING PARTNERSHIP:

LODGING FUND REIT III OP, LP

A Delaware limited partnership

By: Lodging Fund REIT III, Inc.

Its: General Partner

By:    /s/ David R. Durell

Name:  David R. Durell

Title:  Chief Investment Officer